                                                                    EXHIBIT 20.1


                                                                       EXHIBIT C

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date MAY 15, 2000 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A      Information Regarding the Currrent Monthly Distribution
       (Stated on the basis of $1,000 Original Certificate Principal Amount)

       1    The amount of the current monthly distribution in
            respect of Class A Monthly Principal                                                                           0
                                                                                                    -------------------------

       2    The amount of the current monthly distribution in
            respect of Class B Monthly Principal                                                                           0
                                                                                                    -------------------------

       3    The amount of the current monthly distribution in
            respect of Collateral Monthly Principal                                                                        0
                                                                                                    -------------------------

       4    The amount of the current monthly distribution in
            respect of CLASS A MONTHLY INTEREST                                                                    4,508,000
                                                                                                    -------------------------

       5    The amount of the current monthly distribution in
            respect of Class A Deficiency Amounts                                                                          0
                                                                                                    -------------------------

       6    The amount of the current monthly distribution in
            respect of Class A Additional Interest                                                                         0
                                                                                                    -------------------------

       7    The amount of the current monthly distribution in
            respect of CLASS B MONTHLY INTEREST                                                                      375,863
                                                                                                    -------------------------

       8    The amount of the current monthly distribution in
            respect of Class B Deficiency Amounts                                                                          0
                                                                                                    -------------------------

       9    The amount of the current monthly distribution in
            respect of Class B Additional Interest                                                                         0
                                                                                                    -------------------------

       10   The amount of the current monthly distribution in
            respect of COLLATERAL MONTHLY INTEREST                                                                   617,782
                                                                                                    -------------------------

       11   The amount of the current monthly distribution in
            respect of any accrued and unpaid Collateral monthly interest                                                  0
                                                                                                    -------------------------

B      Information Regarding the Performance of the Trust

       1   COLLECTION OF PRINCIPAL RECEIVABLES

           a)               The aggregate amount of Principal Collections
                            processed during the preceding Monthly
                            Period which were allocated in respect of the
                            Class A Certificates                                                          81,226,543
                                                                                            -------------------------

           b)               The aggregate amount of Principal Collections
                            processed during the preceding Monthly
                            Period which were allocated in respect of the
                            Class B Certificates                                                           6,645,832
                                                                                            -------------------------

           c)               The aggregate amount of Principal Collections
                            processed during the preceding Monthly Period
                            which were allocated in respect of the
                            Collateral Interest                                                           10,584,068
                                                                                            -------------------------

       2   PRINCIPAL RECEIVABLES IN THE TRUST

           a)               The aggregate amount of Principal
                            Receivables in the Trust as of the end of the
                            day on the last day of the preceding Monthly
                            Period (ending Principal Balance)                                          1,932,556,297
                                                                                            -------------------------

           b)               The amount of Principal Receivables in the
                            Trust represented by the Investor Interest
                            of Series 1996-1 as of the end of the day
                            on the last day of the preceding Monthly
                            Period                                                                     1,115,151,821
                                                                                            -------------------------

           c)               The amount of Principal Receivables in the
                            Trust represented by the Series 1996-1
                            Adjusted Investor Interest as of the end of
                            the day on the last day of the preceding
                            Monthly Period                                                             1,115,151,821
                                                                                            -------------------------

           d)               The amount of Principal Receivables in the
                            Trust represented by the Class A Investor
                            Interest as of the end of the day on the
                            last day of the preceding  Monthly Period                                    920,000,000
                                                                                            -------------------------


           e)               The amount of Principal Receivables in the
                            Trust represented by the Class A Adjusted
                            Investor Interest as of the end of the day
                            on the last day of the preceding Monthly
                            Period                                                                       920,000,000
                                                                                            -------------------------

           f)               The amount of Principal Receivables in the
                            Trust represented by the Class B Investor
                            Interest as of the end of the day on the
                            last day of the preceding Monthly Period                                      75,273,000
                                                                                            -------------------------

           g)               The amount of Principal Receivables in
                            the Trust represented by the Collateral
                            Interest as of the end of the day on the last
                            day of the preceding Monthly Period                                          119,878,821
                                                                                            -------------------------

           h)               The Floating Investor Percentage with
                            respect to the preceding Monthly Period                                           57.91%
                                                                                            -------------------------

           I)               The Class A Floating Allocation with respect
                            to the preceding Monthly Period                                                   47.77%
                                                                                            -------------------------

           j)               The Class B Floating Allocation with respect
                            to the preceding Monthly Period                                                    3.91%
                                                                                            -------------------------

           k)               The Collateral Floating Allocation with respect
                            to the preceding Monthly Period                                                    6.22%
                                                                                            -------------------------

           l)               The Fixed Investor Percentage with respect to
                            the preceding Monthly Period                                              N/A
                                                                                            -------------------------

           m)               The Class A Fixed Allocation with respect to
                            the preceding Monthly Period                                              N/A
                                                                                            -------------------------

           n)               The Class B Fixed Allocation with respect to
                            the preceding Monthly Period                                              N/A
                                                                                            -------------------------

           o)               The Collateral Fixed Allocation with respect
                            to the preceding Monthly Period                                           N/A
                                                                                            -------------------------

       3   DELINQUENT BALANCES

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                        Aggregate                                  Percentage of
                                                        Account                                    Total
                                                        Balance                                    Receivables

           a) 35 - 64 days                                          23,839,363                                        1.19%
                                                        -----------------------                    -------------------------
           b) 65-94 days                                            12,411,363                                        0.62%
                                                        -----------------------                    -------------------------
           c) 95-124 days                                           10,143,310                                        0.50%
                                                        -----------------------                    -------------------------
           d) 125-154 days                                           8,189,847                                        0.41%
                                                        -----------------------                    -------------------------
           e) 155 or more days                                       6,912,140                                        0.34%
                                                        -----------------------                    -------------------------
           Total                                                    61,496,023                                        3.06%
                                                        -----------------------                    -------------------------

       4   CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

           a)               The Aggregate Credit Loss Amount for
                            the preceding Monthly Period                                                  3,891,328
                                                                                           -------------------------

           b)               The Class A Credit Loss Amount for
                            the preceding Monthly Period                                                  3,210,345
                                                                                           -------------------------

           c)               The Class B Credit Loss Amount for
                            the preceding Monthly Period                                                    262,666
                                                                                           -------------------------
           d)               The Collateral Credit Loss Amount for
                            the preceding Monthly Period                                                    418,318
                                                                                           -------------------------

       5   INVESTOR CHARGE OFFS

           a)               The aggregate amount of Class A Investor
                            Charge Offs for the preceding Monthly Period                                          0
                                                                                           -------------------------

           b)               The aggregate amount of Class A Investor
                            Charge Offs set forth in 5(a) above per $1,000
                            of original certificate principal amount                                              0
                                                                                           -------------------------

           c)               The aggregate amount of Class B Investor
                            Charge Offs for the preceding Monthly Period                                          0
                                                                                           -------------------------

           d)               The aggregate amount of Class B Investor
                            Charge Offs set forth in 5(c above per $1,000
                            of original certificate principal amount                                              0
                                                                                           -------------------------

           e)               The aggregate amount of Collateral Charge
                            Offs for the preceding Monthly Period                                                 0
                                                                                           -------------------------

           f)               The aggregate amount of Collateral Charge
                            Offs set forth in 5(e) above per $1,000 of
                            original certificate principal amount                                                 0
                                                                                           -------------------------

           g)               The aggregate amount of Class A Investor
                            Charge Offs reimbursed on the Transfer Date
                            immediately preceding this Distribution Date                                          0
                                                                                           -------------------------

           h)               The aggregate amount of Class A Investor
                            Charge Offs set forth in 5(g) above per
                            $1,000 original certificate principal amount
                            reimbursed on the Transfer Date immediately
                            preceding this Distribution Date                                                      0
                                                                                           -------------------------

           I)               The aggregate amount of Class B Investor
                            Charge Offs reimbursed on the Transfer Date
                            immediately preceding this Distribution Date                                          0
                                                                                           -------------------------

           j)               The aggregate amount of Class B Investor
                            Charge Offs set forth in 5(I) above per $1,000
                            original certificate principal amount reimbursed
                            on the Transfer Date immediately preceding
                            this Distribution Date                                                                0
                                                                                           -------------------------

           k)               The aggregate amount of Collateral Charge
                            Offs reimbursed on the Transfer Date
                            immediately preceding this Distribution Date                                          0
                                                                                           -------------------------

           l)               The aggregate amount of Collateral Charge
                            Offs set forth in 5(k) above per $1,000
                            original certificate principal amount reimbursed
                            on the Transfer Date immediately preceding
                            this Distribution Date                                                                0
                                                                                           -------------------------
       6   INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

           a)               The amount of the Class A Servicing Fee
                            payable by the Trust to the Servicer for
                            the preceding Monthly Period                                                    958,333
                                                                                           -------------------------

           b)               The amount of the Class B Servicing Fee
                            payable by the Trust to the Servicer for
                            the preceding Monthly Period                                                     78,409
                                                                                           -------------------------

           c)               The amount of the Collateral Servicing Fee
                            payable by the Trust to the Servicer for
                            the preceding Monthly Period                                                    124,874
                                                                                           -------------------------

           d)               The amount of Servicer Interchange (.75%)
                            payable by the Trust to the Servicer for the
                            preceding Monthly Period                                                        696,970
                                                                                           -------------------------

       7   REALLOCATIONS

           a)               The amount of Reallocated Collateral Principal
                            collections with respect to this Distribution Date                                    0
                                                                                           -------------------------

           b)               The amount of Reallocated Class B Principal
                            collections with respect to this Distribution Date                                    0
                                                                                           -------------------------

           c)               The COLLATERAL BALANCE as of the close of
                            business on this Distribution Date                                          119,878,821
                                                                                           -------------------------

           d)               The CLASS B INVESTOR BALANCE as of the close
                            of business on this Distribution Date                                        75,273,000
                                                                                           -------------------------

       8   FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
           ALLOCABLE TO SERIES 1996-1

           a)               The aggregate amount of Collections of Finance
                            Charge Receivables processed during the
                            preceding Monthly Period which were allocated
                            in respect of the Class A Certificates                                       15,732,733
                                                                                           -------------------------

           b)               The aggregate amount of Collections of Finance
                            Charge Receivables processed during the
                            preceding Monthly Period which were allocated
                            in respect of the Class B Certificates                                        1,287,228
                                                                                           -------------------------

           c)               The aggregate amount of Collections of Finance
                            Charge Receivables processed during the
                            preceding Monthly Period which were allocated
                            in respect of the Collateral Interest                                         2,050,024
                                                                                           -------------------------

       9   PRINCIPAL FUNDING ACCOUNT

           a)               The principal amount on deposit in the Principal
                            Funding Account on or before the Transfer Date
                            of the preceding Monthly Period                                                       0
                                                                                           -------------------------
           b)               The Accumulation Shortfall with respect to the
                            preceding Monthly Period                                                              0
                                                                                           -------------------------

           c)               The Principal Funding Investment Proceeds
                            deposited in the Finance Charge Account on or
                            before the Transfer Date of the preceding
                            Monthly Period                                                                        0
                                                                                           -------------------------

           d)               The amount of all or the portion of the Reserve
                            Draw Amount deposited in the Finance Charge
                            Account on or before the Transfer date of the
                            preceding Monthly Period from the Reserve Account                                     0
                                                                                           -------------------------

       10  RESERVE DRAW AMOUNT

       11  AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
           SERVICER INTERCHANGE]

           a)               The amount of Class A Available Funds on deposit
                            in the Finance Charge Account on or before the
                            Transfer Date of the preceding Monthly Period                                15,732,733
                                                                                           -------------------------

           b)               The amount of Class B Available Funds on deposit
                            in the Finance Charge Account on or before the
                            Transfer Date of the preceding Monthly Period                                 1,287,228
                                                                                           -------------------------

           c)               The amount of Collateral Available Funds on
                            deposit in the Finance Charge Account on the
                            preceding Transfer Date                                                       2,050,024
                                                                                           -------------------------

       12  PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

           a)               The Portfolio Yield for the preceding Monthly Period                             17.08%
                                                                                           -------------------------

           b)               The Portfolio Adjusted Yield for the preceding Monthly
                            Period                                                                            9.42%
                                                                                           -------------------------


C      FLOATING RATE DETERMINATIONS

       1   LIBOR for the Interest Period ending on this
           Distribution Date                                                               6.13000%
                                                                                           -------------------------

       2   Number of days in this interest period                                          28
                                                                                           -------------------------

       3   Interest Factor                                                                 0.5908072%
                                                                                           -------------------------

D      CUSIP Numbers
       1   Class A                                                                         337365AA8
                                                                                           -------------------------
       2   Class B                                                                         337365AB6
                                                                                           -------------------------




                                     FIRST UNION DIRECT BANK, N.A.
                                     SERVICER

                                     By: /s/ JAMES H. GILBRAITH, II
                                        -------------------------------------
                                     James H. Gilbraith, II
                                     Managing Director
                                     First Union Direct Bank, N.A.